UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES ACT OF 1934

☒ Filed by the Registrant ☐ Filed by a Party other than the Registrant

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

VIVID LEARNING SYSTEMS, INC.
 (Name of Registrant As Specified In Its Charter)

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VIVID LEARNING SYSTEMS, INC.
5728 Bedford Street
Pasco, WA  99301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 11, 2009

To our stockholders:

On behalf of the Board of Directors of Vivid Learning Systems, Inc., it is my pleasure to invite you to the Company’s 2009 annual meeting of stockholders.  The annual meeting will be held on February 11, 2009, at 5 p.m., local time, at the Anthony’s Event Center (Billiard Room), 450 Columbia Point Drive, Richland, Washington 99352. The annual meeting has been called for the following purposes:

1.	to consider and vote upon a proposal to re-elect five directors of Vivid Learning Systems, Inc.;

2.	to ratify the Board of Directors’ appointment of Williams & Webster, LLP as the independent public accountants of Vivid Learning Systems, Inc. for the 2009 fiscal year;

3.
to vote upon the proposal to reincorporate Vivid Learning Systems, Inc. from the State of Delaware to the State of Washington by merging it into its wholly-owned Washington subsidiary of the same name; and,

4.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on December 23, 2008 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Andrew Thoresen
Chairman of the Board of Directors

Dated: December 23, 2008

YOUR VOTE IS VERY IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA THE INTERNET VOTING INSTRUCTIONS.

TABLE OF CONTENTS

General Information	4
Proposal 1	6
Proposal 2	8
Proposal 3	9
Executive Officers	14
Board of Directors Operations	15
Committees	15
Communications	16
Ethics	16
Director Compensation	16
Independent Public Accounting Fees	16
Executive Compensation Committee Report	17
Audit Committee Report	18
Certain Relationships & Related Transactions	19
Executive Compensation & Other Information	20
Security Ownership of Certain Beneficial Owners & Management	22
§ 16(a) Beneficial Ownership Reporting Compliance	23
Stockholder Proposals	23
Other Matters	23
Proxy	24
Appendix A – Merger Agreement	25

VIVID LEARNING SYSTEMS, INC.
5728 Bedford Street
Pasco, WA  99301

Annual Meeting of Stockholders
February 11, 2009

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vivid Learning Systems, Inc., a Delaware corporation (the “Company”), for use at our 2009 annual meeting of stockholders to be held on February 11, 2009, at 5 p.m., local time, at the Anthony’s Event Center (Billiard Room), 450 Columbia Point Drive, Richland, Washington.  The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting.

We will pay the cost of all proxy solicitation.  In addition to the solicitation of proxies by use of the mails, officers and other employees of the Company may solicit proxies by personal interview, telephone, facsimile, and telegram.  None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties.  We may also make arrangements with brokerage firms, banks, custodians, nominees, and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares.  We will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

This proxy statement and the enclosed proxy are first being mailed to our stockholders on or about January 2, 2009.

Voting and Revocability of Proxies

A proxy for use at the annual meeting and a return envelope are enclosed.  Shares of the Company’s common stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the annual meeting according to the instructions indicated in the proxy.  If no instructions are indicated, the shares will be voted “FOR” approval of each proposal considered at the annual meeting.  Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy.  We are not aware of any other matters that are likely to be brought before the annual meeting.  If any other matter is properly presented at the annual meeting for action, the persons named in the accompanying proxy will vote on such matter in their own discretion.

A stockholder who has given a proxy may revoke it at any time before its exercise at the annual meeting by: 1) giving written notice of revocation to our Secretary; 2) properly submitting to us a duly executed proxy bearing a later date; or, 3) voting in person at the annual meeting.  Unless revoked, the shares represented by each such proxy will be voted at the meeting and any adjournment or postponement of the meeting.  Presence at the meeting of a stockholder who has signed a proxy but does not provide notice of revocation or request to vote in person does not revoke that proxy.  All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows:  Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301, Attention:  Robert M. Blodgett, Secretary.

 Voting Procedure

All holders of record of our common stock at the close of business on December 23, 2008, will be eligible to vote at the annual meeting.  Each holder of our common stock is entitled to one vote for each proposal at the annual meeting for each share of common stock held by such stockholder.  As of December 23, 2008, there were 13,272,165 shares of common stock outstanding.

The holders of a majority of the voting rights of the shares of common stock issued and outstanding and entitled to vote at the annual meeting, present in person or by proxy, will constitute a quorum at the annual meeting.  A quorum must exist for our stockholders to vote on the proposals set forth in this proxy statement.  Abstentions and any broker non-votes, which are described below, will be counted for purposes of determining the presence of a quorum at the annual meeting.

Hosting/Voting Page:  This is a single “splash” page that links to the document, links to how to request hardcopy, and links to the voting site – http://www.cstproxy.com/learnatvivid/2009

The affirmative vote of a majority of the voting rights of the shares of common stock present or represented by proxy at the annual meeting, voting together as a single class, are required to elect directors (Proposal 1), ratify the appointment of our independent public accountants for fiscal year 2009 (Proposal 2), and approve the proposal to reincorporate in Washington by merging with the wholly owned Washington subsidiary of the same name (Proposal 3).

Votes cast in person or by proxy at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting, who will determine whether or not a quorum is present.  Votes may be cast for, against, or as abstentions.  Abstentions will be counted for purposes of determining the shares present or represented at the annual meeting and entitled to vote.  Accordingly, abstentions will have the same effect as a vote against Proposal 1, Proposal 2, and Proposal 3.

Broker-dealers who hold their customers’ shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker-dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which under such rules, typically include the election of directors and in some cases amendment of stock plans.  Broker-dealers may not vote such shares on other matters without specific instructions from the customers who beneficially own such shares.  Proxies signed and submitted by broker-dealers that have not been voted on matters described in the previous sentence are referred to as broker non-votes.  Broker non-votes on a particular matter are not deemed to be shares present and entitled to vote on such matters and, assuming the presence of a quorum, will not affect any of the proposals.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

ELECTION OF DIRECTORS
(PROPOSAL 1)

The Board of Directors recommends the election as directors of the nominees listed below.  The nominees, if elected, will hold office until their respective one year terms expire coincident with annual meetings of the stockholders and until their successors are elected or qualified or until their earlier death, resignation, or removal.

It is intended that shares represented by proxies in the accompanying form will be voted “FOR” the election of the nominees named below unless a contrary direction is indicated.  If at the time of the 2009 Annual Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with our Company currently held by the director.

Name	Age	Position
Robert L. Ferguson (5)	76	Member, Board of Directors
William N. Lampson (2)	58	Member, Board of Directors
Edward C. Reinhart (2)	37	Member, Board of Directors
Diehl R. Rettig (2) (3)	65	Member, Board of Directors
Andrew Thoresen (1) (2) (4)	64	Member, Board of Directors

(1)	Chairman of the Board.
(2)	Member of audit committee and compensation committee.
(3)	Chairman of audit committee.
(4)	Chairman of compensation committee.
(5)	Member of the compensation committee.

Set forth below are descriptions of the backgrounds and principal occupations of each of our director nominees, as well as the period during which he has served as a director.

Robert L. Ferguson (age 76) served as Chairman of the Board of Directors from 2003 to March 2008. Mr. Ferguson has over 50 years of management and technical experience in the government and private sectors. Mr. Ferguson serves on various boards including publicly traded Perma-Fix Environmental Services, Inc. (trading symbol PESI).  Mr. Ferguson served as CEO and Chairman of the Board of Directors of Nuvotec USA, Inc. (majority shareholder of Vivid Learning Systems until June 2007) which provided consulting services and waste management services via its subsidiary Pacific EcoSolutions, Inc., from August 2004 to June 2007.  He served as CEO and Chairman of the Board of Nuvotec, Inc. from 1998 to 2005.  He served as Chairman of the Board of Technical Resources International, Inc. from 1995 to 1998; which provided consulting services in the nuclear energy and environmental clean up areas. Mr. Ferguson served as corporate VP for Science Applications International Corporation from 1991 to 1995. Mr. Ferguson was the president of R.L. Ferguson & Associates, Inc. from 1985 to 1991, which provided management and technical services to government and industry. He served as the Chairman of the Board for UNC Nuclear Industries, Inc. from 1983 to 1985; which operated the Department of Energy nuclear reactor and fuel fabrication facilities at Hanford, Washington. He served as CEO for Washington Public Power Supply System from 1980 to 1983, which included the activation of one nuclear power plant, the deactivation of two nuclear power plants and the termination of two other nuclear power plants. He served in various roles for the U.S. Department of Energy from 1960 to 1980, including Deputy Assistant Secretary of the Nuclear Reactor Programs. Mr. Ferguson was a founder of Columbia Trust Bank, and has been a director since 1996. Mr. Ferguson earned his B.S. in Physics from Gonzaga University.

William N. Lampson (age 58) has served as a Director since September 2004. Since 1980 Mr. Lampson has been President and CEO of Lampson International, LLC and affiliate companies in the heavy hauling, rigging, and manufacturing business. In addition, he has served as Vice Chairman of the Board of Nuvotec USA, Inc. (the Company's parent company) since 2004, the Chairman of the Board of Columbia Trust Bank since 1996, owner and director of Columbia Basin Racquet Club since 1990, and owner and director of Life Quest Health Systems since 1998. Mr. Lampson graduated from Gonzaga University with a degree in Business Administration.

Edward C. Reinhart (age 37) has served as a Director since January 2008.  is Senior Vice President of Capital Advisors Wealth Management, a firm based in Yakima, Washington.  Mr. Reinhart holds the designation of Certified Investment Management Analyst and works on the investment team of his firm to develop and guide its overall investment philosophy.  Mr. Reinhart is also an approved Fundamental Choice Portfolio Manager with Wachovia Securities Financial Network.  Mr. Reinhart is a member of Sunrise Rotary and active on several non-profit boards throughout the Yakima Valley.  Mr. Reinhart earned his B.A. in English and Finance from Washington State University in 1993.

Diehl R. Rettig (age 65) has served as a Director since June 2007.  Diehl R. Rettig is the senior partner of Rettig Osborne Forgette, LLP, a law firm based in Kennewick, Washington, and has been in private practice in the community since 1970. Mr. Rettig is very active in community activities. Mr. Rettig received a Bachelor of Commercial Science degree from Seattle University in 1965 with a major in accounting and a Juris Doctor degree from Gonzaga Law School in 1969 where he graduated cum laude. He was a member of the Gonzaga Law Review Editorial Board and S.B.A. President in 1969. Mr. Rettig also served as Bailiff in the United States District Court for the Eastern District of Washington for the Honorable Charles L. Powell, deceased, from 1968 to 1969 and as a law clerk to Judge Powell from 1969 to 1970. Mr. Rettig was President of the Benton-Franklin Counties Bar Association in 1979 and in that year became an A.V. rated lawyer, the 1st year of his eligibility. Mr. Rettig has been a fellow in the American College of Trial Lawyers since 1994 and designated a “Super Lawyer” every year since the inception of “Super Lawyer” rating program.  Mr. Rettig has been an active trial attorney in the Eastern and Western United States District Courts since admitted to practice in the Eastern District in 1970 and in the Western District in 1971.  Mr. Rettig was also admitted to practice in the Ninth Circuit in 1981, and is currently serving a three year term as a Lawyer Representative to the 9th Circuit Judicial Conference from the Eastern District of Washington.

Andrew Thoresen (age 64) has served as a Director since October 2003 and as Chairman of the Board since March 2008. Currently retired, Mr. Thoresen was a co-owner and Chief Financial Officer of HRnovations, Inc. from 1993 to 2007, but sold his interest in HRnovations, Inc. in 2007. Mr. Thoresen was the CFO and co-owner of R.L. Ferguson & Associates, Inc. from 1985 to 1993, which provided management and technical services to government and industry. He served as the Financial Administrator and Assistant to the Chairman of the Board for UNC Nuclear Industries, Inc. from 1983 to 1985; which operated the Department of Energy nuclear reactor and fuel fabrication facilities at Hanford, Washington. He served in various management roles for the Washington Public Power Supply System from 1974 to 1983. He was employed as an accountant at Ernst & Ernst from 1969 to 1974. Mr. Thoresen earned his B.A. degree in Accounting from the University of Washington.

Director Designation Agreements

The Company does not have any director designation agreements.

Approval of Proposal

The affirmative vote of a majority of the voting rights of the shares of common stock present or represented by proxy at the annual meeting, voting together as a single class, is required to elect directors.

The Board of Directors recommends a vote FOR Proposal 1.

RATIFICATION OF THE APPOINTMENT
OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS
FOR THE 2009 FISCAL YEAR (Proposal 2)

The Audit Committee of the Board of Directors has appointed the firm of Williams & Webster, LLP as our independent public accountants for the fiscal year ending September 30, 2009.

Stockholder ratification of Proposal 2 is not required by the Bylaws or otherwise; however, the Board of Directors is submitting Proposal 2 to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify Proposal 2, the audit committee will reconsider whether or not to retain Williams & Webster, LLP.  Even if Proposal 2 is ratified, the audit committee in its discretion may direct the appointment of a different independent public accountant at any time during the year if the audit committee determines that such a change would be in the best interests of our company and stockholders.

A representative of Williams & Webster, LLP will be present at the annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Approval of Proposal

The affirmative vote of a majority of the voting rights of common stock present or represented by proxy at the annual meeting, voting together as a single class, is required to approve Proposal 2.

The Board of Directors recommends that the stockholders of Vivid Learning Systems, Inc. vote “FOR” Proposal 2.

REINCORPORATION IN WASHINGTON (Proposal 3)

General

The Company, Vivid Learning Systems, Inc., is currently a Delaware corporation (“Vivid Delaware”).  The Board of Directors has approved and recommends to the stockholders a proposal to change Vivid Delaware’s state of incorporation from the State of Delaware to the State of Washington.  If our stockholders approve the reincorporation, we will accomplish the reincorporation by merging the Vivid Delaware with its wholly owned Washington subsidiary, also named Vivid Learning Systems, Inc. (“Vivid Washington”).

The merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement.  The merger will not involve any change in the business, properties, corporate headquarters, or management of the Company.  Moreover, the shares of common stock will continue to be publicly traded and reported.  The merger will not give rise to any appraisal or dissenters’ rights.  The directors and officers of the Company immediately prior to the reincorporation will serve as the directors and officers of the Company following the reincorporation.  After the reincorporation, Vivid Delaware will cease to exist and Vivid Washington will be the surviving corporation.  Vivid Washington will succeed to all of the operations, own all of the assets of the Company, and assume all of the obligations of the Company.  Vivid Delaware has two assets – Vivid Washington and another wholly owned subsidiary, ImageWorks Digital Media Group, Inc.  All of the Company’s employee benefit plans, including the 2003 Stock Option Plan, will be continued by Vivid Washington following reincorporation.  As a result of Vivid Washington succeeding to all the assets of Vivid Delaware, ImageWorks Digital Media Group, Inc. will operate as a wholly owned subsidiary of the surviving corporation.

A copy of the form of Merger Agreement approved by the Board of Directors is attached as Appendix A.  The Merger Agreement assumes stockholder approval of this Proposal 3 and that approval likewise will constitute approval of the Merger Agreement.

When the merger becomes effective, each outstanding share of the Company’s common stock will be automatically converted into one share of the common stock of Vivid Washington. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES.  The Company’s common stock will continue to be traded under the symbol “VVDL.OB” after the merger.  At the same time, each outstanding option, right, or warrant to acquire shares of the Company’s common stock will be converted into an option, right, or warrant to acquire an equal number of shares of Vivid Washington common stock under the same terms and conditions as the original options, rights, or warrants.  Furthermore, when the merger becomes effective, the surviving entity in the merger, Vivid Washington, will be governed by the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, incorporated as Exhibits to Appendix A.  The surviving entity will be governed by the Washington Business Corporation Act instead of the Delaware General Corporation Law.

Reason for the Reincorporation

The original reason for incorporation in the State of Delaware was to make the Company more attractive to outside capital investment.  This has not proven to be a determining factor.  Meanwhile, the Company has incurred significant Delaware franchise taxes each year.  In the opinion of the Board of Directors, the continued expense of Delaware franchise taxes are not warranted in relation to the potential factor of being more attractive to outside capital investment by virtue of the Company being incorporated in Delaware.

Effective Time

If approved by the requisite vote of the stockholders, it is anticipated that the merger, and consequently the reincorporation, will become effective upon all of the necessary state filings.  However, prior to the effective time, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation would be inadvisable or not in the best interests of the Company and it stockholders, the Merger Agreement may be terminated.

Effect of Not Obtaining the Required Vote

If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Delaware.

Comparison of Stockholder Rights

The Vivid Washington Articles of Incorporation differ from the Vivid Delaware Certificate of Incorporation in several aspects; however, the amendments to the Vivid Washington Articles of Incorporation are intended to mirror the Vivid Delaware Certificate of Incorporation to the extent allowed by law.  The authorized number of shares will mirror the Vivid Delaware authorizations and will have no par value.  The Amended and Restated Articles of Incorporation will note that the stockholders will have no preemptive rights or the right to cumulate votes in the election of directors, which is the same as existed with Vivid Delaware although not explicitly stated in the Certificate of Formation.  Although the Vivid Washington Articles of Incorporation and the Vivid Delaware Certificate of Incorporation contain similar language to the effect that a director will not be liable for monetary damages for conduct as a director to the full extent that each entity’s respective state’s law permits, the Washington Business Corporation Act (“WBCA”) and the Delaware General Corporate Law (“DGCL”) have different director and officer indemnification and director liability provisions.

Various differences also may exist between the Vivid Washington Bylaws and the Vivid Delaware Bylaws, but none of these provisions is expected to have a material effect on the Company’s governance.  Rather than one to ten directors being acceptable as under Vivid Delaware, the Bylaws will provide for a minimum of three and a maximum of nine.  The limitations on the Board of Directors to amend or repeal any Bylaw or add to the Bylaws will be the same as under Vivid Delaware Bylaws.  The month designated for the annual meeting will be January.  Separate from the reincorporation, in accordance with current Securities and Exchange Commission regulations, the Bylaws will note that issuance of securities in book entry form is permitted.

Certain Differences in Corporate Laws

The DGCL currently governs the rights of the Company’s shareholders.  After the merger, the rights of shareholders will be governed by the WBCA.  The following discussion summarizes certain significant differences between the provisions of the DGCL and the WBCA, as applicable to a public company.

Amendment of Articles/Certificate of Incorporation.  The WBCA authorizes a corporation’s board of directors to make various changes of an administrative nature to its articles of incorporation including changes of corporate name, changes to the number of outstanding shares in order effectuate a stock split or stock dividend in the corporation’s own shares, and the changes to or elimination of provisions with respect to par value of its stock.  Other amendments to a corporation’s articles of incorporation must be recommended to the shareholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation, and must be approved by two-thirds of all votes entitled to be cast by each voting group which has a right to vote on the amendment.  Under the DGCL, all amendments to a corporation’s certificate of incorporation require the approval of shareholders holding a majority of the voting power of the corporation unless a greater proportion is specified in the certificate of incorporation.

Provisions Affecting Acquisitions and Business Combinations.  The WBCA imposes restrictions on certain transactions between a corporation and certain significant shareholders.  Chapter 23B.19 of the WBCA prohibits a “target corporation”, with certain exceptions, from engaging in certain “significant business transactions” with an “Acquiring Person” who acquires ten percent (10%) or more of the voting securities of a target corporation for a period of five (5) years after such acquisition, unless the transaction or acquisition of shares is approved by a majority of the members of the target corporation’s board of directors prior to the date of the acquisition.  The prohibited transactions include, among others, merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the Acquiring Person, termination of five percent (5%) or more of the employees of the target corporation as a result of the Acquiring Person’s acquisition of ten percent (10%) or more of the shares, or allowing the Acquiring Person to receive any disproportionate benefit as a shareholder.

After the five (5) year period during which significant business transactions are prohibited, a transaction may occur if certain “fair price” criteria are met.  The holders of shares must receive a value per share at least equal to the higher of: i) within the last five (5) years prior to the announcement of the significant business transaction, the highest per share price paid by the Acquiring Person at a time when it owned five percent (5%) or more of the target corporation (or, if higher, within the five (5) year period before the Acquiring Person became one); and, ii) the market value of the shares on the date a significant business transaction is announced, plus annual interest in either case.  Target corporations include all publicly-traded domestic corporations.  A corporation may not “opt out” of this statute.

Delaware has enacted a business combination statute that is contained in Section 203 of the DGCL providing that any person who acquires fifteen percent (15%) or more of a corporation’s voting stock (thereby becoming an “interested shareholder”) may not engage in certain “business combinations” with the target corporation for a period of three (3) years following the time the person became an interested shareholder, unless: i) the board of directors of the corporation has approved, prior to that acquisition time, either the business combination or the transaction that resulted in the person becoming an interested shareholder; ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer); or, iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least sixty-six percent (66%) of the outstanding voting stock not owned by the interested shareholder.

For purposes of determining whether a person is the “owner” of fifteen percent (15%) or more of a corporation’s voting stock for purposes of Section 203, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock.  A business combination is also defined broadly to include: i) mergers and sales or other dispositions of ten percent (10%) or more of the assets of a corporation with or to an interested shareholder; ii) certain transactions resulting in the issuance or transfer to the interested shareholder of any stock of the corporation or its subsidiaries; iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested shareholder; and, iv) receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges, or other financial benefits.

Mergers, Acquisitions, and Other Transactions.  Under the WBCA, a merger, consolidation, sale of all or substantially all of a corporation’s assets, other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless another proportion is specified in the articles of incorporation.  Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

Action Without a Meeting.  Under the WBCA, shareholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon.  The DGCL authorizes shareholder action without a meeting if consents are received from holders of a majority of the outstanding shares.  Although the Vivid Washington Articles of Incorporation and Bylaws do not restrict the ability of shareholders to act by written consent, because such a consent must be signed by all holders of outstanding shares entitled to vote on the action, it is highly unlikely that any shareholder action would be taken by written consent.

Class Voting.  Under the WBCA, the articles of incorporation may authorize one or more classes of shares that have special, conditional, or limited voting rights, including the right to vote on certain matters as a group.  The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.  The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Transactions with Officers or Directors.  The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors.  A conflicting interest transaction may not be enjoined, set aside, or give rise to damages if: i) it is approved by a majority of qualified directors; ii) it is approved by the affirmative vote of a majority of all qualified shares; or, iii) at the time of commitment, the transaction was fair to the corporation.  For purposes of this provision, a “qualified director” is one who does not have: i) a conflicting interest with respecting the transaction; or, ii) a familial, financial, professional, or employment relationship with a second director who does have such a conflict and which relationship would reasonably be expected to exert an influence on the first director’s judgment when voting on the transaction.  “Qualified Shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or, iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the shareholders.

Appraisal or Dissenters’ Rights.  Under the WBCA a shareholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation’s articles of incorporation that materially and adversely affect shareholder rights.

Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation’s certificate of incorporation.  Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights: i) if the shares of the corporation are listed on a national securities exchange, designated as a national market system security on an inter dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 shareholders); or, ii) if the corporation is the surviving corporation and no vote of its shareholders is required for the merger.  Because the Company is listed on an inter dealer quotation system by the National Association of Securities Dealers, Inc., shareholders currently would not have statutory appraisal rights under the DGCL in such mergers.

Indemnification of Directors and Officers.  Under the WBCA, if authorized by the articles of incorporation, a bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: i) acts or omissions of a director or officer finally adjudged to be intentional misconduct or a knowing violation of the law; ii) conduct of a director or officer finally adjudged to be an unlawful distribution; or, iii) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property, or services to which the director or officer was not legally entitled.  Unless limited by the corporation’s articles of incorporation, Washington law requires indemnification if the director or officer is wholly successful on the merits of the action.  Any indemnification of a director in a derivative action must be reported to shareholders in writing.  Vivid Washington’s Articles of Incorporation provide that the Vivid Washington shall indemnify its directors and officers to the fullest extent not prohibited by law, including indemnification for payments in settlement of actions brought against a director or officer in the name of the corporation, commonly referred to as a derivative action.

Under the DGCL, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith, and in or not opposed to the best interests of the corporation.  Indemnification is required to the extent of a director’s or officer’s successful defense.  Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

Filing Fees.  Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware.  The annual fee ranges from a nominal fee to a maximum of $150,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding, and the net assets of the corporation.  The Company is currently subject to an annual fee of approximately $20,000, which amount could increase should any of the elements of the equation change.  Washington charges corporations incorporated in Washington nominal annual corporate license renewal fees ($59) and does not impose any franchise tax fee.

Tax Consequences of the Reincorporation

The following description of federal income tax consequences is based on the Internal Revenue Code (“Code”) and applicable treasury regulations.  Consequences of reincorporation may not be the same for all stockholders and this section should not be considered tax or investment advice.  Stockholders should consult their own tax advisors.

The reincorporation is intended to qualify as a tax-free reorganization under Code §368(a)(1)(F).  The Company has not requested a ruling from the Internal Revenue Service (“IRS”).  An opinion of outside securities counsel may be found in Appendix B.  In the event of a successful IRS challenge, material adverse tax consequences could result which would affect the Company and gains/losses related to each share of common stock.

Regulatory Approvals

In connection with the reincorporation, Securities Counsel will issue an opinion to the effect that, for federal income tax purposes:

1.	The merger of the Company with and into Vivid Washington will qualify as a reorganization under § 368(a)(1) of the Internal Revenue Code of 1986, as amended;

2.	The Company will recognize no gain or loss as a result of the merger;

3.	A shareholder of the Company will recognize no gain or loss upon the deemed exchange of shares of Company common stock for shares of Vivid Washington common stock;

4.
The aggregate basis of the shares of Vivid Washington common stock deemed received by a shareholder as a result of the merger will equal the aggregate basis of the shares of Company common stock deemed exchanged therefor; and,

5.
The holding period of the shares of the Washington Corporation common stock deemed received by a shareholder in the merger will include the holding period of the shares of Company common stock deemed exchanged therefor, provided that such Company common stock is held as a capital asset by the shareholder at the time of the merger.

The opinion of Securities Counsel is subject to certain assumptions and qualifications and will be based upon the accuracy of certain representations contained in the officers’ certificates delivered to Securities Counsel by the parties the reincorporation in connection with the delivery of the tax opinion by Securities Counsel.  No ruling from the Internal Revenue Service (“IRS”) will be applied for with respect to the federal income tax consequences of the reincorporation.  Thus, there can be no assurance that the IRS will agree with the conclusions set forth herein regarding the federal income tax consequences of the reincorporation.

The federal income tax discussion set forth above is based upon current law.  Although this discussion is intended to cover the material federal income tax consequences of the reincorporation, it may not address issues that are material to a shareholder because of his or her particular tax situation.

It does not address foreign, state, or local tax consequences.  Shareholders may wish to consult with a tax advisor concerning the specific tax consequences of the reincorporation, including the applicability and effect of federal, state, local, or other tax laws.

Approval of Proposal

The affirmative vote of a majority of the voting rights of common stock present or represented by proxy at the annual meeting, voting together as a single class, is required to approve Proposal 3.

The Board of Directors recommends that the stockholders of Vivid Learning Systems, Inc. vote “FOR” Proposal 3.

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers.  Officers are elected by and serve at the discretion of our Board of Directors.

Name	Age	Position
Matthew J. Hammer	43	Chief Executive Officer
Robert M. Blodgett	58	Chief Financial Officer
Rabindra Nanda	40	Chief Marketing Officer

Set forth below are descriptions of the backgrounds of each of our executive officers.

Matthew J. Hammer has served as Vivid's Chief Executive Officer since mid-September 2007.  He served as Vivid’s Chief Operating Officer from July 2005 to February 2007.  Mr. Hammer co-founded ImageWorks, a media development company, in 1994. In 2004, ImageWorks was purchased by Vivid Learning Systems. Mr. Hammer’s primary responsibility for Vivid and ImageWorks are business development and client services. Mr. Hammer has a B.A. degree in Marketing and Business Administration from Washington State University.

Robert M. Blodgett has served as Vivid's Chief Financial Officer and Treasurer since October 1996 and Secretary since July 2007. Mr. Blodgett has served as Nuvotec's Chief Financial Officer and Treasurer since December 1998. From 1988 to 1995 Mr. Blodgett served as corporate secretary, treasurer and international vice president of finance and administration with Columbus Line USA, Inc., a Hamburg, Germany-based ocean freight carrier of wines, meats, and produce which required temperature controlled systems and dry containers. From 1982 to 1988 he was a partner in the accounting firm of Blodgett, Mickelsen & Naef, CPAs. He earned his B. S. Accounting degree from Brigham Young University. Mr. Blodgett became a Certified Public Accountant in the State of Washington in 1980.

Rabindra Nanda has served as Vivid’s Chief Marketing Officer since mid-September 2007.  He has been with Vivid since January 2000, beginning as a Sales Representative and progressively moving up in management to his most recent role as Director of Marketing & Sales. As Chief Marketing Officer Mr. Nanda oversees the Vivid marketing, sales, and business development activities along with driving Vivid's acquisition and growth strategy. Rabindra holds a B.A. from St. Stephens College in New Delhi, India and an M.B.A. from Washington State University.

BOARD OF DIRECTORS OPERATIONS

The Board of Directors has the authority to manage our business and affairs.  Our Bylaws and applicable law permit the Board to establish committees from among its members and delegate authority to these committees for various purposes.  In addition, the Bylaws provide that the Board must annually appoint officers to manage the affairs of the Company on a day-to-day basis as set forth in the Bylaws or as otherwise directed by the Board.  All members of the Board of Directors hold office for the length of term so elected until the next respective annual meeting of stockholders and the election and qualification of their successors.  During the fiscal year ended September 30, 2008, there were a total of five meetings held by the Board of Directors, four meetings held by the Audit Committee, and two meetings held by the Compensation Committee.  In fiscal year 2008, all director nominees serving on our Board attended 75% or more of all Board Meetings and all meetings of the committees on which they served.

Committees

The Board of Directors has established compensation and audit committees.  Each committee reports to the Board of Directors.  The reports of each of the compensation committee and the audit committee to the Board of Directors are contained herein.

Compensation Committee.  The compensation committee currently consists of Messrs. Thoresen (Chairman), Ferguson, Lampson, Reinhart, and Rettig.  The compensation committee is responsible for carrying out the responsibility of the Board of Directors relating to executive compensation and benefits.  The guiding principle of the Committee is to provide a compensation program that enables the Company to retain and motivate a team of high quality executives who will create long-term stockholder value.  A report of the compensation committee is included in this proxy statement under the caption “Report of the Compensation Committee of the Board of Directors of Vivid Learning Systems, Inc. on Executive Compensation”.  This report is not deemed filed with the SEC and is not incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Audit Committee.  The audit committee currently consists of Messrs. Rettig (Chairman), Lampson, Reinhart, and Thoresen.  The audit committee is responsible for approving, monitoring, evaluating, advising, and making recommendations, in accordance with its Charter, on matters affecting the external audit, risk management matters, and the financial reporting and accounting control policies and practices of the Company.  In contributing to the audit committee’s discharging of its duties, each member of the audit committee shall be obliged only to exercise the care, diligence, and skill that a reasonably prudent person would exercise in comparable circumstances.  Nothing in the audit committee’s Charter is intended, or may be construed, to impose on any member of the audit committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all Board members are subject.  A report of the audit committee is included in this proxy statement under the caption “Report of the Audit Committee of the Board of Directors of Vivid Learning Systems, Inc.”.  This report is not deemed filed with the SEC and is not incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.  The Chairman of the audit committee has strict independence requirements imposed on him.  First, the audit committee chairman is barred from accepting – directly or indirectly – any consulting, advisory, or other compensatory fee from the issuer or an affiliate of the issuer, other than in the individual’s capacity as a member of the Board and any Board committee.  The second basic criterion for determining independence provides that the chairman of the audit committee may not be an affiliated person of the issuer or any subsidiary of the issuer apart from their capacity as a member of the Board and any Board committee.  The Board of Directors has determined that Mr. Rettig meets these independence requirements.  Mr. Rettig also meets the qualifications of being a financial expert.

The written charters governing the compensation committee and the audit committee are posted on the Company website at www.learnatvivid.com.  You may also obtain a copy of any of these documents without charge by writing to:  Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301, Attention:  Corporate Secretary.

Nominating Committee.  At present, the Company does not have a nominating committee.  It is the opinion of the Company’s Board of Directors that given the Company’s size and frequency of the need for nominations, a nominating committee is currently unnecessary.  Each board member participated in the nomination of the nominees designated in this proxy statement.  The Company’s current nomination policy is to identify individuals who best reflect the qualifications and skills suited to the business of the Company in its current stage.  In particular, the Board of Directors considers industry, knowledge, business experience, and experience with public companies.

Communications

We invite stockholders and other interested parties to communicate any concerns they may have about our company directly or confidentially with the non-management directors as a group by writing to the Non-Management Directors, c/o Secretary, Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301.  It is our policy that our directors attend the annual stockholders meeting.

Ethics

Our Code of Ethics sets forth our policies and expectations and applies to every Company director, officer, and employee. The Code of Ethics is posted on the Company website at www.learnatvivid.com.  You may also obtain a copy of any of this document without charge by writing to:  Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301, Attn:  Secretary.

Director Compensation

In fiscal year 2008, our outside directors received quarterly compensation of $2,800 commencing with the quarter ending June 30, 2008.  We also reimbursed travel expenses incurred in connection with attendance at board meetings.  All current directors, with the exception of Messrs. Ferguson, Reinhart, and Rettig, were given two-year vesting stock options in 2004 as partial director compensation, with no new awards in 2008.

Independent Public Accountant Fees

One of the actions included with this proxy statement is the ratification of the appointment of the Company’s independent public accountants.

The firm of Williams & Webster, P.S. has been selected to continue as the Company’s independent public accountants.  Williams & Webster, P.S. has been the independent public accountant for the Company since its incorporation.  Melanie Mick, a principal of Williams & Webster, P.S. attended the January 16, 2008 meeting of the stockholders, had an opportunity to make any statements desired, and was available for questions.

Fees

Audit Fees:  The aggregate fees billed for each of the last two fiscal years are:  $54,625 (approximate as all billings are not yet final) for the fiscal year ended September 30, 2008 and $39,945 for the fiscal year ended September 30, 2007.

Audit Related Fees:  The aggregate fees billed for each of the last two fiscal years are:  $2,050 for the fiscal year ended September 30, 2008 and $4,721 for the fiscal year ended September 30, 2007.

Tax Fees:  The aggregate fees billed for each of the last two fiscal years are:  $4,511 for the fiscal year ended September 30, 2008 and $4,304 for the fiscal year ended September 30, 2007.

All Other Fees:  The aggregate fees billed for each of the last two fiscal years are:  $0 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2007.

The audit committee charter addresses policies and procedures related to the Company’s independent public accountant.  All services were pre-approved by the audit committee.

Report of the Compensation Committee of the
Board of Directors of Vivid Learning Systems, Inc.
on Executive Compensation

The compensation committee met two times during fiscal year 2008.  The compensation committee currently consists of Messrs. Thoresen (Chairman), Ferguson, Lampson, Reinhart, and Rettig.  The compensation committee is responsible for carrying out the responsibility of the Board of Directors relating to executive compensation and benefits.  The guiding principle of the Committee is to provide a compensation program that enables the Company to retain and motivate a team of high quality executives who will create long-term stockholder value.  There were not any matters of particular note that came before the compensation committee during fiscal year 2008.

Report of the Audit Committee of the
Board of Directors of Vivid Learning Systems, Inc.

The audit committee met four times during fiscal year 2008.  The audit committee currently consists of Messrs. Rettig (Chairman), Lampson, Reinhart, and Thoresen.  The audit committee is responsible for approving, monitoring, evaluating, advising, and making recommendations, in accordance with its Charter, on matters affecting the external audit, risk management matters, and the financial reporting and accounting control policies and practices of the Company.  In contributing to the audit committee’s discharging of its duties, each member of the audit committee shall be obliged only to exercise the care, diligence, and skill that a reasonably prudent person would exercise in comparable circumstances.  Nothing in the audit committee’s Charter is intended, or may be construed, to impose on any member of the audit committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all Board members are subject.  Matters of particular note that came before the audit committee during fiscal year 2008 were the reviews of Company financials, the 10-KSB, and 10-QSBs, as well as in-depth discussions with the independent public accountants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other Third Party Leases
The Company leases its training center at 2345 Stevens Drive, Richland, Washington from the Port of Benton on an annual basis and is responsible for excise tax and maintenance expenses based upon its share of office space occupancy in relation to the total office space leased. The Company paid $15,139 for rent, excise tax, and maintenance of this property for the year ended September 30, 2008.

The Company leases office space at 5728 Bedford Street in Pasco, Washington from a third party consisting of a base rent of $5,000 per month with an option for an additional five year term.  The lease expires December 31, 2010.

Line of Credit
On September 4, 2007 the Company secured a line of credit note with Bank of the West.  The line of credit has a maximum credit facility of $250,000 and an initial annual interest rate of 7.5%.  At September 30, 2008 there were no outstanding borrowings under this line.

ImageWorks Media Group
The Company leases its video production facilities at 5710 Bedford Street in Pasco, Washington from Bauer Hammer Properties, a partnership owned by two Company employees, Messrs. Matthew Hammer and Nick Bauer. The lease expires April 30, 2009 and has an option for three additional five year terms.  The monthly rent is $7,750.

Additionally, as part of the Share Exchange Agreement with ImageWorks Media Group, Inc., executed in May 2004, in December 2004, Messrs. Hammer and Bauer notified the Company that they elected to receive the cash payment of $75,000 ($37,500 to each of them) and surrender the Warrants that were exercisable into 50,000 shares of Vivid's Common Stock on December 31, 2004. Therefore, the Company paid to each Messrs. Hammer and Bauer $37,500 in February 2005.  In December 2005, Messrs. Hammer and Bauer notified the Company that they elected to receive the cash payment of $75,000 ($37,500 to each of them) and surrender the Warrants that were exercisable into 50,000 shares of Vivid's Common Stock on December 31, 2005. Therefore, the Company paid to each Messrs. Hammer and Bauer $37,500 in February 2006.  In December 2006, Messrs. Hammer and Bauer notified the Company that they elected to receive the cash payment of $75,000 ($37,500 to each of them) and surrender the Warrants that were exercisable into 50,000 shares of Vivid’s Common Stock on December 31, 2006.  Therefore, the Company paid to each Messrs. Hammer and Bauer $37,500 in February 2007.  In December 2007, Messrs. Hammer and Bauer notified the Company that they elected to receive the cash payment of $75,000 ($37,500 to each of them) and surrender the Warrants that would have been exercisable on December 31, 2007.  Therefore, the Company paid to each Messrs. Hammer and Bauer $37,500 in February 2008.  All Warrants provided under the afore-noted Share Exchange Agreement have been surrendered and payment received therefore.

Lease of Employees from HRnovations, Inc.
The Company leases all of its employees from HRnovations, Inc. One of our directors, Andrew Thoresen was a co-owner and Chief Financial Officer of HRnovations, Inc. from 1993 to 2007. The amounts of Vivid payroll administered by HRnovations for the past two years and the fees incurred by Vivid to HRnovations for this service are as follows: the fiscal year 2008 payroll costs were $2,656,174 and payroll fees to HRnovations were $58,443; and for fiscal year 2007 payroll costs were $3,759,833, and payroll fees to HRnovations were $77,283.

We believe that the terms of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm’s length basis. To the extent we may enter into any agreements with related parties in the future, the board of directors has determined that such agreements must be on similar terms. Further, all future transactions with affiliates of the Company are to be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the directors including the majority of disinterested directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Annual Compensation

The following executive compensation disclosure reflects all compensation awarded to, earned by, or paid to the Named Executive Officers, as defined below, for the fiscal years ended September 30, 2008, 2007, and 2006. The named executive officers (the “Named Executive Officers”) are Vivid Learning Systems, Inc.’s Chief Executive Officer, Chief Financial Officer (who also serves as Treasurer and Secretary), and Chief Marketing Officer. Compensation is shown in the following table:

Summary Compensation Table

		Annual Compensation					Long-Term Compensation
							Awards			Payouts
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)		LTP Payouts ($)	All Other Compensation ($)	TOTAL
Matthew J. Hammer	2008	$125,000		$16,120	**	-0-	-0-	-0-		-0-	-0-	$141,120
CEO	2007	$100,000	*	$29,250	**	N/A	N/A	34,870	**	N/A	N/A	$129,350
	2006	N/A		$26,803	**	N/A	N/A	29,250	**	N/A	N/A	$26,803

Robert M. Blodgett	2008	$120,000		-0-		-0-	-0-	-0		-0-	-0-	$120,000
CFO, Treasurer &	2007	$110,000	***	-0-		-0-	-0-	-0-		-0-	-0-	$110,000
Secretary	2006	$0	***	-0-		-0-	-0-	-0-		-0-	-0-	-0-

Rabindra Nanda	2008	$103,500	****	-0-		-0-	-0-	-0-		-0-	-0-	$103,500
Chief Marketing	2007	$90,000	****	N/A		N/A	N/A	12,000		N/A	N/A	$90,000
Officer	2006	N/A		N/A		N/A	N/A	N/A		N/A	N/A	N/A

*	Hammer was appointed CEO on September 18, 2007; the salary noted reflects his full FY 07 salary as CEO/employee.
**           Not related to CEO/employee performance, rather the awards are related to the ImageWorks acquisition terms.
***	A portion of the salaries were reflected in the monthly management fee charged the Company by Nuvotec USA, Inc., the former parent company.
****	Nanda was appointed CMO on September 18, 2007; the salary noted reflects his full FY 07 salary as CMO/employee.

Compensation Discussion & Analysis

During FY ’08, the Board revised and adopted a Vivid Executive Compensation Plan.  Executive compensation includes: 1) base pay structure; 2) annual performance reviews and goal setting; 3) base pay merit increases based on company and individual performance; 4) incentive pay based on company and individual performance; and, 5) Vivid stock option awards based on company and individual performance.  All current officers have salaries that are less than the mid-range levels found in the March 2004 Vivid Executive Compensation Plan.  During the past fiscal year ending September 30, 2008, there were no incentive compensation payments made to any of the past and/or present officers based on performance relative to being an officer; however Matthew Hammer received additional compensation in excess of his salary related to the ImageWorks acquisition terms in the amount of $16,120 as noted in the Summary Compensation Table above.

Employment Contracts, Termination of Employment, and Change-in-control Arrangements

The Company has one employment contract in place; specifically, a contract with Matthew Hammer as CEO. The significant terms of the employment contract were disclosed in an 8-K filed on September 20, 2007.  Mr. Hammer had an original salary of $125,000; the contract term was for one year with one year renewals automatically assuming neither Mr. Hammer nor the Company has provided thirty (30) days notice of termination. Effective October 1, 2008 Mr. Hammer’s salary was adjusted to $160,000. Mr. Hammer’s employment contract contains a severance provision for conduct not constituting termination by the Board for Just Cause including the obligation of the Company to pay the full amount of the remaining annual salary for the then current year or an amount equaling six (6) month’s salary, whichever is greater.

Stock Option Grants

Grants of Vivid stock options to Executive Officers and Directors during the past fiscal year ending September 30, 2008

	Individual Grants					Potential Value at Annual Rates Appreciation Term	Realizable Assumed of Stock Price for Option	Grant Date Value
Name	Number of Securities Underlying Option/SARs Granted (#)		Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise of Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)	Grant Date Present Value ($)
Matthew J. Hammer	34,870	*	50%	$0.23/Sh	4/1/14			$3,367
*Awarded in accordance with the terms of the ImageWorks acquisition, not an award for current executive position.

Director Compensation – Fiscal Year 2008

Name	Fees Earned or Paid in Cash*	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Robert L. Ferguson	$2,800	-0-	-0-	-0-	-0-	$2,800
William N. Lampson	$2,800	-0-	-0-	-0-	-0-	$2,800
Edward C. Reinhart	$.0	-0-	-0-	-0-	-0-	$0
Diehl R. Rettig	$2,800	-0-	-0-	-0-	-0-	$2,800
Andrew Thoresen	$2,800	-0-	-0-	-0-	-0-	$2,800
*Does not include reimbursement for travel costs.

2003 Stock Option Plan

The Vivid Stock Option Plan has an approved pool of 2,400,000 shares. As of September 30, 2008, 581,638 options have been issued and are exercisable.  A total of 83,500 options have previously been exercised. The options are on a vesting schedule.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 4, 2007. The information in this table provides the ownership information for:

a. each person known by us to be the beneficial owner of more than 5% of our common stock;
b. each of our directors;
c. each of our executive officers; and,
d. our executive officers, directors and director nominees as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 13,372,203 shares outstanding. There are currently 321,220 outstanding options to purchase any common stock held by the persons named below, and 25,000 warrants to purchase common stock.

Unless otherwise indicated, the address of each beneficial owner is c/o Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301.

Name and Address of Beneficial Owner	Executive Office Held (if any)	Amount of Common Stock Beneficially Owned	Percent of Class of Common Stock
Matthew J. Hammer	Chief Executive Officer	50,091	*
Robert M. Blodgett	Chief Financial Officer, Treasurer, Secretary	92,659	*
Rabindra Nanda	Chief Marketing Officer	16,091	*
Robert L. Ferguson **	Director	2,376,079	17.9%
William N. Lampson ***	Director	1,755,364	13.2%
Edward C. Reinhart ****	Director	88,996	*
Diehl R. Rettig	Director	161,607	1.2%
Andrew Thoresen	Chairman of the Board of Directors	43,679	*
All Current Executive Officers and Directors as a Group (8 persons)		4,584,566	34.3%

*              Less than 1%.

**            Mr. Ferguson holds Vivid Learning Systems stock under his name, Ferguson Financial Group, LLC, and UBS IRA FBO Robert L. Ferguson.

***          Mr. Lampson holds Vivid Learning Systems stock under his name and also Riggers Manufacturing, Inc.

****        Mr. Reinhart holds Vivid Learning Systems stock under the name Reinhart Enterprises.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and any other equity securities the Company may issue.  Such reporting persons are required by rules of the SEC to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, all required reports have been filed.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2008

We have not received any proposal or proposals by a stockholder intended to be included in our proxy statement.

OTHER MATTERS

The Board of Directors does not intend to present to the annual meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others.  If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

By Order of the Board of Directors

Andrew Thoresen
Chairman of the Board of Directors

Dated:  December 23, 2008

PROXY

VIVID LEARNING SYSTEMS, INC.

5728 Bedford Street
Pasco, WA  99301

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints William N. Lampson and Robert M. Blodgett, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Vivid Learning Systems, Inc. held of record by the undersigned on December 23, 2008 at the Annual Meeting of Stockholders to be held on February 11, 2009 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒ Please mark votes as in this example

1.	Election of Directors, Nominees, all terms one year

01 – Robert L. Ferguson; 02 – William N. Lampson; 03 – Edward C. Reinhart;
04 – Diehl R. Rettig; 05 – Andrew Thoresen

FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐

☐
For all nominees except those nominees whose number is noted above

2.	Ratify the appointment of Williams & Webster, LLP as independent public accountants.

3.	Approve the proposal to reincorporate Vivid Learning Systems, Inc. from the State of Delaware to the State of Washington by merging it into its wholly-owned Washington subsidiary of the same name.

4.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐

Please sign exactly as name appears hereon.  Joint owners should each sign.  Executors, administrators, trustees, guardians, or other fiduciaries should give full title as such.  If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date:

Signature:	Date:

APPENDIX A – MERGER AGREEMENT

MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

by and
among

Vivid Learning Systems, Inc.
a Delaware corporation,

and

Vivid Learning Systems, Inc.
a Washington corporation

LIST OF EXHIBITS
TO
AGREEMENT AND PLAN OF MERGER

EXHIBITS

Exhibit A	Amended and Restated Articles of Incorporation of the Subsidiary

Exhibit B	Amended and Restated Bylaws of the Subsidiary

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of and effective as of February 11, 2009, by and among Vivid Learning Systems, Inc., a Delaware corporation (the “Parent”), and Vivid Learning Systems, Inc., a Washington Corporation, (the “Subsidiary”).

RECITALS

A.	The Parent is a corporation organized and existing under the laws of the State of Delaware.

B.	The Subsidiary is a corporation organized and existing under the laws of the State of Washington and is a wholly owned subsidiary of the Parent.

C.
The Parent, the Parent’s Board of Directors, and the Parent in its capacity as sole equity holder of Subsidiary, deem it advisable and to the advantage, welfare, and best interests of the corporations and the shareholders to merge Parent with and into Subsidiary (the “Merger”) pursuant to the provisions of the Washington Business Corporation Act (the “WBCA”) and the Delaware General Corporation Law (the “DGCL”) upon the terms and conditions hereinafter set forth.

D.
The Parent, the Parent’s Board of Directors, and the Parent in its capacity as sole equity holder of Subsidiary have declared that it is advisable that this Agreement be adopted by the shareholders of the Parent and have agreed to submit the Merger to the shareholders with a recommendation that the shareholders of the Parent approve the Merger.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Merger shall occur upon the terms and conditions hereinafter set forth.

ARTICLE I

THE MERGER

1.1           The Merger.  At the Effective Date (as hereinafter defined) and subject to and upon the terms and conditions of this Agreement, the WBCA, and the DGCL, Parent shall be merged with and into Subsidiary pursuant to the Merger.  Following the Merger, Subsidiary shall continue as the surviving corporation (the “Surviving Corporation”) and the separate corporate existence of Parent shall cease.  The Surviving Corporation shall continue to operate under the name “Vivid Learning Systems, Inc.” by virtue of, and shall be governed by, the laws of the State of Washington.

1.2           Articles of Incorporation.  The Articles of Incorporation of the Surviving Corporation shall be the Amended and Restated Articles of Incorporation of the Subsidiary as amended and restated as necessary to maintain and preserve all shareholder rights that were given to the Parent’s shareholders via the Parent’s Certificate of Formation.  Reference Exhibit A for the Amended and Restated Articles of Incorporation of the Subsidiary.

1.3           Bylaws.  The Bylaws of the Surviving Corporation shall be the Amended and Restated Bylaws of the Subsidiary as amended and restated as necessary to maintain and preserve all shareholder rights that were given to the Parent’s shareholders via the Parent’s Bylaws.  Reference Exhibit B for the Amended and Restated Bylaws of the Subsidiary.

1.4           Directors and Officers.  At the Effective Date of the Merger, the directors and officers of the Parent in office shall become the directors and officers of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and the WBCA, until his or her successor is duly elected or appointed and qualified.

ARTICLE II

CONVERSION, CERTIFICATES, AND PLANS

2.1           Conversion of Shares.  As of the Effective Date, each of the following transactions shall be deemed to occur simultaneously:

(a)              Common Stock.  Each share of the Parent’s common stock, $0.0001 par value per share (the “Parent’s Common Stock”) issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid, and non-assessable share of the Surviving Corporation’s common stock, no par value per share (the “Surviving Corporation’s Common Stock”).

(b)              Stock Cancellation.  Each share of Parent’s Common Stock held in the treasury of Parent and each share of Surviving Corporation’s Common Stock owned by Parent shall be canceled without any conversion thereof and no payment, distribution, or other consideration shall be made with respect thereto.

(c)              Options and Warrants.  The holders of options or warrants entitling the holder to purchase Parent Common Stock shall be converted without any action on the part of the holder thereof into options or warrants of Surviving Corporation’s Common Stock for an identical number of shares on the identical terms and conditions.

2.2           Stock Certificates.  After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent’s Common Stock will thereafter be deemed to represent one share of the same class and series of capital stock of the Surviving Corporation. The holders of outstanding certificates theretofore representing the Parent’s Common Stock will not be required to surrender such certificate to the Parent or the transfer agent for the Surviving Corporation.

2.3           Employee Benefit and Compensation Plans.  At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan, and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation.  To the extent any employee benefit plan, incentive compensation plan, or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent’s Common Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the same class and series of the Surviving Corporation’s Common Stock.   Specifically, the Vivid Learning Systems 2003 Stock Option Plan “(SOP”) (adopted effective November 25, 2003) registered via an S-8 with the Securities and Exchange Commission on February 8, 2006, is addressed by this section.  In accordance with Section 2.7 of the SOP, the Merger contemplated herein does not trigger action on the part of the holders of options and the SOP shall continue to operate as written and registered.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

3.1           Effects of the Merger.  All the rights, privileges, immunities, powers, and franchises of Parent and all property, real, personal, and mixed, and every other interest of, or belonging to or due to Parent shall vest in the Surviving Corporation, and all debts, liabilities, obligations, and duties of Parent, shall become the debts, liabilities, obligations, and duties of the Surviving Corporation without further act or deed, all in the manner and to the full extent provided by the WBCA.  The merger will result in ImageWorks Digital Media Group, Inc., a wholly owned subsidiary of Parent, being a wholly owned subsidiary of Surviving Corporation.

3.2           Further Assurances. If at any time after the Effective Date the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, or assurances or any other acts or things are necessary, desirable, or proper: (a) to vest, perfect, or confirm, of record or otherwise, in the Surviving Corporation, its right, title, or interest in, to, or under any of the rights, privileges, powers, franchises, properties, or assets of Parent; or, (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized (to the fullest extent allowed under applicable law) to execute and deliver, in the name and on behalf of Parent, all such deeds, bills of sale, assignments, and assurances and do, in the name and on behalf of Parent, all such other acts and things necessary, desirable, or proper to vest, perfect, or confirm its right, title, or interest in, to, or under any of the rights, privileges, powers, franchises, properties, or assets of Parent, as applicable, and otherwise to carry out the purposes of this Agreement.

ARTICLE IV

APPROVAL BY SHAREHOLDERS; EFFECTIVE DATE; AMENDMENT

4.1           Approval.  This Agreement and the Merger contemplated hereby are subject to the approval of the requisite vote of shareholders in accordance with applicable Delaware law.  As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Ownership and Merger and shall cause such documents to be filed with the Secretary of State of Washington and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Washington and Delaware.

4.2           Effective Date.  The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of the States of Washington and Delaware, whichever occurs later.

4.3           Amendments.  The Board of Directors of Parent may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of Parent shall not:  a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Parent’s Common Stock; b) alter or change any term of the Amended and Restated Articles of Incorporation of the Subsidiary; or, c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of the Parent’s Common Stock.

ARTICLE V

TERMINATION

5.1           Termination by Mutual Agreement.  This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Washington and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Parent’s Board of Directors and the Parent in its capacity as sole equity holder of Subsidiary.

5.2           Termination by Operation of Law.  This Agreement may be terminated by any party hereto if there shall be any statute, rule, or regulation that renders consummation of the Merger illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree, or ruling, or has taken any other action restraining, enjoining, or otherwise prohibiting the consummation of such transactions and such order, decree, ruling, or other action shall have become final and non-appealable.

ARTICLE VI

MISCELLANEOUS

6.1           Tax-Free Reorganization.  The parties intend that the Merger shall qualify as a tax free reorganization pursuant to Section 368(a)(1) (F) of the Internal Revenue Code of 1986, as amended, to the extent permitted by applicable law.

6.2           Entire Agreement.  This Agreement and the exhibits and other documents referred to herein contain the entire agreement among the parties hereto with respect to the Merger and supersede all prior agreements with respect thereto, whether written or oral.

6.3           Governing Law.  This Agreement and the exhibits hereto shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to principles of conflicts or choice of laws thereof.

6.4           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

6.5           Rights Cumulative.  All rights, powers, and privileges conferred hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law.  Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party’s right to demand exact compliance with any of the terms or provisions hereof.

6.6           Severability of Provisions.  The provisions of this Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable.  Such invalid, void, or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void, or otherwise unenforceable and the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

6.7           Headings.  The headings set forth in the articles and sections of this Agreement and in the exhibits to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by the Board of Directors, have caused this Agreement to be duly executed on the date set forth above.

Vivid Learning Systems, Inc.,
a Washington corporation

By:
	Matthew J. Hammer	Robert M. Blodgett
	Chief Executive Officer	Corporate Secretary

Vivid Learning Systems, Inc.,
a Delaware corporation

By:
	Matthew J. Hammer	Robert M. Blodgett
	Chief Executive Officer	Corporate Secretary

EXHIBIT A

Amended and Restated Articles of Incorporation of the Subsidiary

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
VIVID LEARNING SYSTEMS, INC.

ARTICLE 1.  NAME

The name of this Corporation is Vivid Learning Systems, Inc.

ARTICLE 2.  DURATION

This Corporation has perpetual existence.

ARTICLE 3.  PURPOSE

This Corporation is organized for the purposes of transacting any and all lawful business for which a corporation may be incorporated under Title 23B of the Revised Code of Washington, as amended.

ARTICLE 4.  REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation is 4310 West 24th Avenue, Suite 240, Kennewick, Washington 99338, and the name of the registered agent at such address is Sandra I. Muller.

ARTICLE 5.  CAPITAL STOCK

5.1 Authorized Capital. The authorized capital stock of this Corporation shall consist of two hundred million (200,000,000) shares of Common Stock, without par value (the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, without par value (the "Preferred Stock").  All of the shares of Common Stock shall be of one class.

5.2 Issuance of Preferred Stock in Series.  The Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares of Preferred Stock into classes or series, or both, and to provide for the issuance of such shares in an aggregate amount not exceeding the number of shares of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time; and to determine with respect to each such class and/or series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including without limiting the generality of the foregoing, the voting rights relating to shares of Preferred Stock of any class and/or series (which may be one or more votes per share or a fraction of a vote per share, which may vary over time and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Preferred Stock of any class and/or series may be entitled (which may be cumulative or noncumulative), the rights of holders of Preferred Stock of any class and/or series in the event of liquidation, dissolution, or winding up of the affairs of the corporation, the rights, if any, of holders of Preferred Stock of any class and/or series to convert or exchange such shares of Preferred Stock of such class and/or series for shares of any other class or series of capital stock or for any other securities, property, or assets of the corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable), whether or not the shares of that class and/or series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that class and/or series shall be redeemed pursuant to a retirement or sinking fund or otherwise, and the terms and conditions of such obligation.

Before the Corporation shall issue any shares of Preferred Stock of any class and/or series, articles of amendment in a form meeting the requirements of the Washington Business Corporation Act, as amended from time to time (the "Act"), setting forth the terms of the class and/or series and fixing the voting powers, designations, preferences, the relative, participating, optional, or other special rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such class and/or series, and the number of shares of Preferred Stock of such class and/or series authorized by the Board of Directors to be issued shall be filed with the Secretary of State of the State of Washington in the manner prescribed by the Act, and shall become effective without any shareholder action.  Further, the Board of Directors has authority to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any class or series subsequent to the issuance of shares of that class or series.

ARTICLE 6.  PREEMPTIVE RIGHTS

Shareholders of this Corporation have no preemptive rights to acquire additional shares of stock or securities convertible into shares of stock issued by the Corporation.

ARTICLE 7.  DIRECTORS

The determination of the number of directors of this Corporation shall be as specified by the Bylaws of this Corporation.

ARTICLE 8.  SHAREHOLDER ACTION WITHOUT MEETING

Subject to the provisions of RCW 23B.07.040, shareholders may take action without a meeting or a vote.

ARTICLE 9.  CUMULATIVE VOTING

Shareholders of this Corporation shall not have the right to cumulate votes in the election of directors.

ARTICLE 10.  LIMITATION OF DIRECTOR LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except for:

(a)    Acts or omissions involving intentional misconduct by the director or a knowing violation of law by the director;
(b)    Conduct violating RCW 23B.08.310 (which involves certain distributions by the Corporation);
(c)    Any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled.

If the event of an amendment to the Washington Business Corporation Act to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended.  Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE 11.  INDEMNIFICATION OF DIRECTORS

11.1 Indemnity.  The Corporation shall indemnify its directors to the full extent permitted by the Washington Business Corporation Act now or hereafter in force.  However, such indemnity shall not apply because of:

(a)    Acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law;
(b)    Conduct of the director finally adjudged to be in violation of RCW 23B.08.310.

The Corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws or in a separate directors' resolution or contract.

11.2 Implementation.  The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions.  It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions.  Such Bylaws, resolutions, contracts, or further arrangements shall include but not be limited to implementing the manner in which a determination as to any indemnity or advancement of expenses is made.

11.3 Right to Indemnification.  No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Corporate Secretary

CONSENT TO SERVE AS REGISTERED AGENT

I, Sandra I. Muller, hereby consent to serve as Registered Agent for Vivid Learning Systems, Inc.  I understand that as agent for the Corporation, it will be my responsibility to receive service of process in the name of the Corporation, to forward all mail to the Corporation, and to immediately notify the Office of the Secretary of State in the event of my resignation or of any changes in the registered office of the Corporation for which I am agent.

Dated:    February 11, 2009.

By
Sandra I. Muller

Registered Office:

4310 West 24th Avenue, Suite 240
Kennewick, WA  99338

CERTIFICATE

The undersigned, as Chairman of the Board of Vivid Learning Systems, Inc. and Secretary of Vivid Learning Systems, Inc., hereby certify that the Amended and Restated Articles of Incorporation of Vivid Learning Systems, Inc. supersede in their entirety the original Articles of Incorporation, as amended previously, and incorporate modifications to Article 4 Registered Office and Agent, Article 5 Capital Stock, and Article 8 Shareholder Action Without Meeting.

Pursuant to RCW 23B.10.060 and RCW 23B.10.070, these Amended and Restated Articles of Incorporation are hereby submitted for filing.

The amendments do not provide for an exchange, reclassification, or cancellation of issued shares.

These Amended and Restated Articles of Incorporation contain amendments to the Articles of Incorporation that required Board of Directors and Shareholder approval.  On February 11, 2009, in accordance with RCW 23B.10.030 and RCW 23B.10.040, on the recommendation of the Board of Directors, the Shareholders approved the amendments.

Andrew Thoresen	Robert M. Blodgett
Chairman of the Board	Corporate Secretary

EXHIBIT B

Amended and Restated Bylaws of the Subsidiary

AMENDED AND RESTATED BYLAWS
OF
VIVID LEARNING SYSTEMS, INC.

ARTICLE I

Shareholders

Section 1.  Annual Meeting.  The annual meeting of the shareholders of this Corporation shall be held during the month of January of each year.  The failure to hold an annual meeting at the time stated in these Bylaws does not affect the validity of any corporate action.

Section 2.  Special Meetings.  Except as otherwise provided by law, special meetings of shareholders of this Corporation shall be held whenever called by any officer or by the Board of Directors or one or more shareholders who hold at least ten percent (10%) of all shares entitled to vote on any issue proposed to be considered at the meeting.

Section 3.   Place of Meetings.  Meetings of shareholders shall be held at such place within or without the State of Washington as determined by the Board of Directors, pursuant to proper notice.

Section 4.   Notice.  Written notice of each shareholders' meeting stating the date, time, and place and, in case of a special meeting, the purpose(s) for which such meeting is called, shall be given by the Corporation not less than ten (10) (unless a greater period of notice is required by law in a particular case) nor more than sixty (60) days prior to the date of the meeting, to each shareholder of record entitled to vote at such meeting unless required by law to send notice to all shareholders (regardless of whether or not such shareholders are entitled to vote), to the shareholder's address as it appears on the current record of shareholders of this Corporation.

Section 5.   Waiver of Notice.  A shareholder may waive any notice required to be given by these Bylaws, or the Articles of Incorporation of this Corporation, or any of the corporate laws of the State of Washington, before or after the meeting that is the subject of such notice.  A valid waiver is created by any of the following three methods:  (a) in writing, signed by the shareholder entitled to the notice and delivered to the Corporation for inclusion in its corporate records; (b) attendance at the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or (c) failure to object at the time of presentation of a matter not within the purpose or purposes described in the meeting notice.

Section 6.   Quorum of Shareholders.  At any meeting of the shareholders, a majority in interest of all the shares entitled to vote on a matter, represented by shareholders of record in person or by proxy, shall constitute a quorum of that voting group for action on that matter.

Once a share is represented at a meeting, other than to object to holding the meeting or transacting business, it is deemed to be present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.  At such reconvened meeting, any business may be transacted that might have been transacted at the meeting as originally notified.

If a quorum exists, action on a matter is approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the question is one upon which by express provision of law or of the Articles of Incorporation or of these Bylaws a different vote is required.

Section 7.  Proxies.  Shareholders of record may vote at any meeting either in person or by proxy executed in writing.  A proxy is effective when received by the person authorized to tabulate votes for the Corporation.  A proxy is valid for eleven (11) months unless a longer period is expressly provided in the proxy.

Section 8.  Voting.  Subject to the provisions of the laws of the State of Washington, and unless otherwise provided in the Articles of Incorporation, each outstanding share, regardless of class, is entitled to one (1) vote on each matter voted on at a shareholders' meeting.

Section 9.  Adjournment.  A majority of the shares represented at the meeting, even if less than a quorum, may adjourn the meeting from time to time.  At such reconvened meeting at which a quorum is present any business may be transacted at the meeting as originally notified.  If a meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if a new date, time, or place is announced at the meeting before adjournment; however, if a new record date for the adjourned meeting is or must be fixed in accordance with the corporate laws of the State of Washington, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date.

ARTICLE II

Board of Directors

Section 1.  Powers of Directors.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, except as otherwise provided by its Articles of Incorporation.

Section 2.   Number and Qualifications.  The business affairs and property of this Corporation shall be managed by a Board of three to nine (3-9) directors.  The number of directors may at any time be increased or decreased by the shareholders or by the Board of Directors at any regular or special meeting.  Directors need not be shareholders of this Corporation or residents of the State of Washington, but must have reached the age of majority.

Section 3.  Election - Term of Office.  The terms of the initial directors expire at the first shareholders' meeting at which directors are elected.  The directors shall be elected by the shareholders at each annual shareholders' meeting to hold office for the term as noted on the ballot or absent such a designation until the next annual meeting of the shareholders and until their respective successors are elected and qualified.  If, for any reason, the directors shall not have been elected at any annual meeting, they may be elected at a special meeting of  shareholders called for that purpose in the manner provided by these Bylaws.

Section 4.   Regular Meetings.  Regular meetings of the Board of Directors shall be held at such places, and at such times as the Board by vote may determine, and, if so determined, no notice thereof need be given.

Section 5.   Special Meetings.  Special meetings of the Board of Directors may be held at any time or place whenever called by any officer or one (1) or more directors, notice thereof being given to each director by the officer calling or by the officer directed to call the meeting.

Section 6.   Notice.  No notice is required for regular meetings of the Board of Directors.  Notice of special meetings of the Board of Directors, stating the date, time, and place thereof, shall be given at least two (2) days prior to the date of the meeting.  The  purpose of the meeting need not be given in the notice.  Such notice may be oral or written.

Section 7.  Waiver of Notice.  A director may waive notice of a special meeting of the Board either before or after the meeting, and such waiver shall be deemed to be the equivalent of giving notice. The waiver must be in writing, signed by the director and entitled to the notice and delivered to the Corporation for inclusion in its corporate records.  Attendance of a director at a meeting shall constitute waiver of notice of that meeting unless said director attends for the express purpose of objecting to the transaction of business because the meeting has not been lawfully called or convened.

Section 8.   Quorum of Directors.  A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business.  When a quorum is present at any meeting, a majority of the members present thereat shall decide any question brought before such meeting, except as otherwise provided by the Articles of Incorporation or by these Bylaws.

Section 9.   Adjournment.  A majority of the directors present, even if less than a quorum, may adjourn a meeting and continue it to a later time.  Notice of the adjourned meeting or of the business to be transacted thereat, other than by announcement, shall not be necessary.  At any adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the meeting as originally called.

Section 10.  Resignation and Removal.  Any director of this Corporation may resign at any time by giving written notice to the Board of Directors, its Chairman, the President, or Secretary of this Corporation.  Any such resignation is effective when the notice is delivered, unless the notice specifies a later effective date.  The shareholders, at a special meeting called expressly for that purpose, may remove from office with or without cause one or more directors and elect their successors.  A director may be removed only if the number of votes cast for removal exceeds the number of votes cast against removal.

Section 11.  Vacancies.  Unless otherwise provided by law, in case of any vacancy in the Board of Directors, including a vacancy resulting from an increase in the number of directors, the Chairman of the Board, the remaining directors, whether constituting a quorum or not, or the shareholders, may fill the vacancy.

Section 12.  Compensation.  By resolution of the Board of Directors, each director may be paid expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director, or a fixed sum for attendance at each meeting of the Board of Directors, or both.  No such payment shall preclude any director from serving this Corporation in any other capacity and receiving compensation therefor.

Section 13.  Presumption of Assent.  A director of this Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless:

a.           The director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding it or transacting business at the meeting;

b.           The director's dissent or abstention from the action taken is entered in the minutes of the meeting; or

c.           The director shall file written dissent or abstention with the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting.

The right of dissent or abstention is not available to a director who votes in favor of the action taken.

Section 14.  Committees.  The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees, each of which:

a.           Must have two (2) or more members;

b.           Must be governed by the same rules regarding meetings, action without meetings, notice, and waiver of notice, and quorum and voting requirements as applied to the Board of Directors; and

c.           To the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, except no such committee shall have the authority to:

(1)           Authorize or approve a distribution except according to a general formula or method prescribed by the Board of Directors;

(2)           Approve or propose to shareholders action which the Washington Business Corporation Act requires to be approved by shareholders;

(3)           Fill vacancies on the Board of Directors or on any of its committees;

(4)           Amend the Articles of Incorporation;

(5)           Adopt, amend, or repeal the Bylaws;

(6)           Approve a plan of merger not requiring shareholder approval; or

(7)           Authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations on a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the Corporation, to do so within limits specifically prescribed by the Board of Directors.

ARTICLE III

Special Measures Applying to Both
Shareholders' Meetings and Directors' Meetings

Section 1.   Action by Written Consent.  Any action required or permitted to be taken at a shareholders’ meeting may be taken in accordance with RCW 23B.07.040.

Any action required or permitted to be taken at a meeting of the Board of Directors may be accomplished without a meeting if the action is taken by all the members of the Board.  The action must be evidenced by one or more written consents describing the action to be taken and delivered to the Corporation for inclusion in the minutes.  Directors’ consents may be signed either before or after the action taken.

Action taken by unanimous written consent is effective when the last director signs the consent, unless the consent specifies a later effective date.

Section 2.  Conference Telephone.  Meetings of the shareholders and Board of Directors may be effectuated by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other during the meeting.  Participation by such means shall constitute presence in person at such meeting.

Section 3.  Oral and Written Notice.  Oral notice may be communicated in person or by telephone, wire or wireless equipment that does not transmit a facsimile of the notice.  Oral notice is effective when communicated.

Written notice may be transmitted by mail, private carrier, or personal delivery; telegraph or teletype; or telephone, wire or wireless equipment that transmits a facsimile of the notice.  Written notice is effective at the earliest of the following:  (a) when received; (b) five (5) days after its deposit in the U.S. mail if mailed with first-class postage, provided, however, that if notice is mailed with first class postage prepaid and correctly addressed to the shareholders’ address shown in the Corporation’s current record of shareholders, notice shall be deemed effective on mailing; (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.
ARTICLE IV

Officers

Section 1.  Positions.  The officers of this Corporation may be a Chairman of the Board, Chief Executive Officer, President, one or more Vice Presidents, a Secretary, and a Treasurer, as appointed by the Board.  Such other officers and assistant officers as may be necessary may be appointed by the Board of Directors or by a duly appointed officer to whom such authority has been delegated by Board resolution.  No officer need be a shareholder or a director of this Corporation.  Any two or more offices may be held by the same person.

Section 2.   Appointment and Term of Office.  The officers of this Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders.  If officers are not appointed at such meeting, such appointment shall occur as soon as possible thereafter.  Each officer shall hold office until a successor shall have been appointed and qualified or until said officer's earlier death, resignation, or removal.

Section 3.   Powers and Duties.  If the Board appoints persons to fill the following officer positions, such officer shall have the powers and duties set forth below:

a.           Chairman of the Board.  The Board of Directors shall elect a Chairman from amongst its members to serve as Chairman of the Board.  The Chairman of the Board shall preside at meetings of the Board of Directors and of the shareholders, shall be responsible for carrying out the plans and directives of the Board of Directors and shall report to and consult with the Board of Directors.  In addition, the Chairman of the Board may be the Chief Executive Officer of this Corporation and, subject to the direction and control of the Board of Directors, shall have general supervision of the business of this Corporation.  The Chairman of the Board shall have such other powers and duties as the Board of Directors may from time to time prescribe.

b.           Chief Executive Officer.  The Chief Executive Officer shall have general supervision of the business of this Corporation, subject to the direction and control of the Board of Directors.  Unless the Chairman of the Board is present, the Chief Executive Officer shall preside at meetings of the Board of Directors.

b.           President.  The President shall be the Chief Operating Officer of this Corporation and, subject to the direction and control of the Chairman of the Board and the Board of Directors, shall have general supervision of the operations of this Corporation.  In the absence of the Chairman of the Board and Chief Executive Officer, the President shall preside at meetings of the Board of Directors.

The Chairman of the Board, Chief Executive Officer, President, or any Vice President or such other person(s) as are specifically authorized by vote of the Board of Directors, shall sign all bonds, deeds, mortgages, and any other agreements, and such signature(s) shall be sufficient to bind this Corporation.  The Chairman of the Board, Chief Executive Officer, and President shall perform such other duties as the Board of Directors shall designate.

c.           Vice President.  During the absence or disability of the Chairman of the Board, Chief Executive Officer, and President, the Vice President (or in the event that there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors) shall exercise all functions of the Chairman of the Board, Chief Executive Officer, and the President, except as limited by resolution of the Board of Directors.  Each Vice President shall have such powers and discharge such duties as may be assigned from time to time to such Vice President by the Chief Executive Officer, President, or by the Board of Directors.

d.           Secretary. The Secretary shall:

(1)           Prepare minutes of the directors' and shareholders' meetings and keep them in one or more books provided for that purpose;

(2)           Authenticate records of the Corporation;

(3)           See that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;

(4)           Be custodian of the corporate records and of the seal of the Corporation (if any), and affix the seal of the Corporation to all documents as may be required;

(5)           Keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder;

(6)           Sign with the Chairman, Chief Executive Officer, President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors;

(7)           Have general charge of the stock transfer books of the Corporation; and

(8)           In general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chief Executive Officer, President, or by the Board of Directors.  In the Secretary's absence, an Assistant Secretary shall perform the Secretary's duties.

e.           Treasurer.  The Treasurer shall have the care and custody of the money, funds, and securities of the Corporation, shall account for the same, and shall have and exercise, under the supervision of the Board of Directors, all the powers and duties commonly incident to this office.

Section 4.   Salaries and Contract Rights.  The salaries, if any, of the officers shall be fixed from time to time by the Board of Directors.  The appointment of an officer shall not of itself create contract rights.

Section 5.   Resignation or Removal.  Any officer of this Corporation may resign at any time by giving written notice to the Board of Directors.  Any such resignation is effective when the notice is delivered, unless the notice specifies a later date, and shall be without prejudice to the contract rights, if any, of such officer.

The Board of Directors, by majority vote of the entire Board, may remove any officer or agent appointed by it, with or without cause.  The removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 6.   Vacancies.  If any office becomes vacant by any reason, the directors may appoint a successor or successors who shall hold office for the unexpired term.

ARTICLE V

Certificates of Shares and Their Transfer

Section 1.  Issuance; Certificates of Shares.  No shares of this Corporation shall be issued unless authorized by the Board. Such authorization shall include the maximum number of shares to be issued, the consideration to be received, and a statement that the Board considers the consideration to be adequate.  Certificates for shares of the Corporation shall be in such form as is consistent with the provisions of the Washington Business Corporation Act and shall state:

a.           The name of the Corporation and that the Corporation is organized under the laws of the State of Washington;

b.           The name of the person to whom issued; and,

c.           The number and class of shares and the designation of the series, if any, which such certificate represents.

Shares of stock of the Corporation shall be represented by certificates or shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock or a combination of both.  To the extent that shares are represented by certificates, such certificate shall be signed by original or facsimile signature of two officers of the Corporation, and the seal of the Corporation may be affixed thereto.

Section 2.   Transfer of Stock.  Certificated shares of the Corporation will only be transferred by delivery of the certificate accompanied by either an assignment in writing on the back of the certificate or by a written power of attorney to assign and transfer the same on the books of this Corporation, signed by the record holder of the certificate.  The shares shall be transferable on the books of this Corporation upon surrender thereof so assigned or endorsed.  Uncertificated shares will only be transferred on the books of the Corporation upon the written instruction from the registered owner of such uncertificated shares or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment, or authority to transfer the stock.

Section 3.   Loss or Destruction of Certificates.  In case of the loss, mutilation, or destruction of a certificate of stock, a duplicate certificate may be issued upon such terms as the Board of Directors shall prescribe.

Section 4.   Record Date and Transfer Books.  For the purpose of determining shareholders who are entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

If no record date is fixed for such purposes, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned more than one hundred twenty (120) days after the date is fixed for the original meeting.

Section 5.   Voting Record.  The officer or agent having charge of the stock transfer books for shares of this Corporation shall make at least ten (10) days before each meeting of shareholders a complete record of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

ARTICLE VI

Books and Records

Section 1.   Books of Accounts, Minutes, and Share Register. The corporation:

a.           Shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors exercising the authority of the Board of Directors on behalf of the Corporation;

b.           Shall maintain appropriate accounting records;

c.           Or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each; and

d.           Shall keep a copy of the following records at its principal office:

(1)           The Articles or Restated Articles of Incorporation and all amendments to them currently in effect;

(2)           The Bylaws or Restated Bylaws and all amendments to them currently in effect;

(3)           The minutes of all shareholders' meetings, and records of all actions taken by shareholders without a meeting, for the past three (3) years;

(4)           Its financial statements for the past three (3) years, including balance sheets showing in reasonable detail the financial condition of the Corporation as of the close of each fiscal year, and an income statement showing the results of its operations during each fiscal year prepared on the basis of generally accepted accounting principles or, if not, prepared on a basis explained therein;

(5)           All written communications to shareholders generally within the past three (3) years;

(6)           A list of the names and business addresses of its current directors and officers; and

(7)           Its most recent annual report delivered to the Secretary of State of Washington.

Section 2.   Copies of Resolutions.  Any person dealing with the Corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board of Directors or shareholders, when certified by the Chairman of the Board, Chief Executive Officer, President, or Secretary.

ARTICLE VII

Indemnification of Officers, Directors, Employees and Agents

Section 1.  Definitions.  As used in this Article:

a.           "Act" means the Washington Business Corporation Act, now or hereafter in force.

b.           "Agent" means an individual who is or was an agent of the Corporation or an individual who, while an agent of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise.  "Agent" includes, unless the context required otherwise, the estate or personal representative of an agent.

c.           "Corporation" means this Corporation, and any domestic or foreign predecessor entity which, in a merger or other transaction, ceased to exist.

d.           "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise.  "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

e.           "Employee" means an individual who is or was an employee of the Corporation or an individual, while an employee of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise.  "Employee" includes, unless the context requires otherwise, the estate or personal representative of an employee.

f.           "Expenses" include counsel fees.

g.           "Indemnitee" means an individual made a party to a proceeding because the individual is or was a Director, Officer, Employee, or Agent of the Corporation, and who possesses indemnification rights pursuant to the Articles, these Bylaws, or other corporate action.  "Indemnitee" shall also include the heirs, executors, and other successors in interest of such individuals.

h.           "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

i.           "Officer" means an individual who is or was an officer of the Corporation or an individual who, while an officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise.  "Officer," includes, unless the context requires otherwise, the estate or personal representative of an officer.

j.            "Party" includes an individual who was, is, or is threatened to be named a defendant or respondent in a proceeding.

k.           "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and whether formal or informal.

Section 2. Indemnification Rights of Directors, Officers, Employees and Agents.  The Corporation shall indemnify its Directors, Officers, Employees and Agents to the full extent permitted by applicable law as then in effect against liability arising out of a proceeding to which such individual was made a party because the individual is or was a Director, Officer, Employee or Agent of the Corporation. The Corporation shall advance expenses incurred by such persons who are parties to a proceeding in advance of final disposition of the proceeding, as provided herein.

Section 3.  Procedure for Seeking Indemnification and/or Advancement of Expenses.

a.           Notification and Defense of Claim.  Indemnitee shall promptly notify the Corporation in writing of any proceeding for which indemnification could be sought under this Article.  In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

With respect to any such proceeding as to which Indemnitee has notified the Corporation:

(1)           The Corporation will be entitled to participate therein at its own expense;

(2)           Except as otherwise provided below, to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee.  Indemnitee's consent to such counsel may not be unreasonably withheld.

After notice from the Corporation to Indemnitee of its election to assume the defense, the Corporation will not be liable to Indemnitee under this Article for any legal or other expenses subsequently incurred by Indemnitee in connection with such defense.  However, Indemnitee shall continue to have the right to employ its counsel in such proceeding, at Indemnitee's expense; and if:

(a)           The employment of counsel by Indemnitee has been authorized by the Corporation;

(b)  Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of such defense; or

(c)  The Corporation shall not in fact have employed counsel to assume the defense of such proceeding,

the fees and expenses of Indemnitee's counsel shall be at the expense of the Corporation.

The Corporation shall not be entitled to assume the defense of any proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall reasonably have made the conclusion that a conflict of interest may exist between the Corporation and the Indemnitee in the conduct of the defense.

b.           Information to be Submitted and Method of Determination and Authorization of Indemnification.  For the purpose of pursuing rights to indemnification under this Article, the Indemnitee shall submit to the Board a sworn statement requesting indemnification and reasonable evidence of all amounts for which such indemnification is requested (together, the sworn statement and the evidence constitutes an "Indemnification Statement").

Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification hereunder, and the Corporation shall, within sixty (60) calendar days thereafter, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless:  (1) within such sixty (60) calendar day period it shall be determined by the Corporation that the Indemnitee is not entitled to indemnification under this Article; (2)  such vote shall be based upon clear and convincing evidence (sufficient to rebut the foregoing presumption); and (3) the Indemnitee shall receive notice in writing of such determination, which notice shall disclose with particularity the evidence upon which the determination is based.

At the election of the President, the foregoing determination may be made by either: (1) the written consent of the shareholders owning a majority of the stock in the Corporation; (2) a committee chosen by written consent of a majority of the directors of the Corporation, and consisting solely of two (2) or more directors not at the time parties to the proceeding; or (3) as provided by RCW 23B.08.550, as amended.

Any determination that the Indemnitee is not entitled to indemnification, and any failure to make the payments requested in the Indemnification Statement, shall be subject to judicial review by any court of competent jurisdiction.

c.           Special Procedure Regarding Advance for Expenses.  An Indemnitee seeking payment of expenses in advance of a final disposition of the proceeding must furnish the Corporation, as part of the Indemnification Statement:

(1)           A written affirmation of the Indemnitee's good faith belief that the Indemnitee has met the standard of conduct required to be eligible for indemnification; and

(2)           A written undertaking, constituting an unlimited general obligation of the Indemnitee, to repay the advance if it is ultimately determined that the Indemnitee did not meet the required standard of conduct.

If the Corporation determines that indemnification is authorized, the Indemnitee's request for advance of expenses shall be granted.

d.           Settlement.  The Corporation is not liable to indemnify Indemnitee for any amounts paid in settlement of any proceeding without Corporation's written consent.  The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee may unreasonably withhold its consent to a proposed settlement.

Section 4.                      Contract and Related Rights.

a.           Contract Rights.  The right of an Indemnitee to indemnification and advancement of expenses is a contract right upon which the Indemnitee shall be presumed to have relied in determining to serve or to continue to serve in his or her capacity with the Corporation.  Such right shall continue as long as the Indemnitee shall be subject to any possible proceeding.  Any amendment to or repeal of this Article shall not adversely affect any right or protection of an Indemnitee with respect to any acts or omissions of such Indemnitee occurring prior to such amendment or repeal.

b.           Optional Insurance, Contracts, and Funding.  The Corporation may:

(1)           Maintain insurance, at its expense, to protect itself and any Indemnitee against any liability, whether or not the Corporation would have power to indemnify the individual against the same liability under RCW 23B.08.510 or .520, or a successor statute;

(2)           Enter into contracts with any Indemnitee in furtherance of this Article and consistent with the Act; and

(3)           Create a trust fund, grant a security interest, or use other means (including without limitation a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

c.           Severability.  If any provision or application of this Article shall be invalid or unenforceable, the remainder of this Article and its remaining applications shall not be affected thereby, and shall continue in full force and effect.

d.           Right of Indemnitee to Bring Suit.  If (1) a claim under this Article for indemnification is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation; or (2) a claim under this Article for advancement of expenses is not paid in full by the Corporation within twenty (20) days after a written claim has been received by the Corporation, then the Indemnitee may, but need not, at any time thereafter bring suit against the Corporation to recover the unpaid amount of the  claim.  To the extent successful in whole or in part, the Indemnitee shall be entitled to also be paid the expense (to be proportionately prorated if the Indemnitee is only partially successful) of prosecuting such claim.

Neither:  (1) the failure of the Corporation (including its Board of Directors, its shareholders, or independent legal counsel) to have made a determination prior to the commencement of such proceeding that indemnification or reimbursement or advancement of expenses to the Indemnitee is proper in the circumstances; nor (2) an actual determination by the Corporation (including its Board of Directors, its shareholders, or independent legal counsel) that the Indemnitee is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the proceeding or create a presumption that the Indemnitee is not so entitled.

Section 5.  Exceptions.  Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of these Bylaws to indemnify or advance expenses to Indemnitee with respect to any proceeding:

a.           Claims Initiated by Indemnitee.  Initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under these Bylaws or any other statute or law or as otherwise required under the statute; but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate.

b.           Lack of Good Faith.  Instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous.

c.           Insured Claims.  For which any of the expenses or liabilities for indemnification is being sought have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation.

d.           Prohibited by Law.  If the Corporation is prohibited by the Washington Business Corporation Act or other applicable law as then in effect from paying such indemnification and/or advancement of expenses.  For example, the Corporation and Indemnitee acknowledge that the Securities and Exchange Commission ("SEC") has taken the position that indemnification is not possible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations.  Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right to indemnify Indemnitee.

ARTICLE VIII

Amendment of Bylaws

Section 1.            By the Shareholders.  These Bylaws may be amended or repealed at any regular or special meeting of the shareholders if notice of the proposed amendment is contained in the notice of the meeting.

Section 2.            By the Board of Directors.  These Bylaws may be amended or repealed by the affirmative vote of a majority of the whole Board of Directors of any meeting of the Board, if notice of the proposed amendment is contained in the notice of the meeting.  However, the directors may not modify the Bylaws fixing their qualifications, classifications, or term of office.

The undersigned, as Chairman of the Board of Vivid Learning Systems, Inc., executes these Amended and Restated Bylaws on February 11, 2009.

Andrew Thoresen, Chairman